UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2014

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

150 King Street West, Suite 2800

Toronto, Ontario, Canada M5H 1J9

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On November 10, 2014, McEwen Mining Inc. (the “Company”) issued a press release announcing a summary of its third quarter 2014 financial and operating results.  A copy of the November 10, 2014 press release is attached to this report as Exhibit 99.1.  The press release includes links to additional information about (i) production and cost information for San Jose and El Gallo 1, and (ii) an update on El Gallo 2, Los Azules and Gold Bar.  Copies of the information contained at those links are attached to this report as Exhibits 99.2 and 99.3.

Item 7.01                                           Regulation FD Disclosure

Also on November 10, 2014, the Company held a conference call to discuss its third quarter financial and operating results and property update.  A webcast recording of the conference call is available at:

http://www.gowebcasting.com/events/mcewen-mining-inc/2014/11/10/third-quarter-financial-results-call/play/stream/13262 and will be available until November 10, 2015.

The information furnished under these Items 2.02 and 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                         Exhibit.  The following exhibits are furnished with this report:

99.1                        Press release dated November 10, 2014

99.2                        Summary of production and cost information for San Jose and El Gallo 1

99.3                        Update on El Gallo 2, Los Azules and Gold Bar

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release and other exhibits include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein.  Such forward-looking statements include, among others, statements regarding future exploration, development and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, metal prices, economic and market conditions, operating costs, receipt of permits, receipt of working capital and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2013, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the exhibits, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: November 10, 2014	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release dated November 10, 2014

99.2	Summary of production and cost information for San Jose and El Gallo 1

99.3	Update on El Gallo 2, Los Azules and Gold Bar